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EXHIBIT 10.1


                           ACACIA RESEARCH CORPORATION

                  2002 ACACIA TECHNOLOGIES STOCK INCENTIVE PLAN

                            STOCK ISSUANCE AGREEMENT
                            ------------------------


                  THIS AGREEMENT is made this _____ day of ______________, by and between Acacia Research Corporation, a Delaware corporation, and _________________________, a Participant in the Corporation's 2002 Acacia Technologies Stock Incentive Plan (the "PLAN").

                  All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, in the attached Appendix or, if such term is not defined in this Agreement or the Appendix, such term shall have the meaning assigned to it under the Plan.

         A.       GRANT OF SHARES
                  ---------------

                  1. GRANT. Participant is hereby granted _____________ shares of Common Stock (the "SHARES") pursuant to the provisions of the Stock Issuance Program.

                  2. CONSIDERATION. With respect to the par value of the Shares, such Shares are granted in consideration for past services provided by the Participant to the Corporation. The consideration for the remaining value of the Shares is provided and for the services Participant shall provide to the Corporation over the vesting period.

                  3. OTHER DOCUMENTS. Participant shall deliver a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Shares.

                  4. STOCKHOLDER RIGHTS. Until such time as the Unvested Shares are forfeited pursuant to Paragraph C.1., Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Shares, subject, however, to the transfer restrictions of this Agreement.

                  5. ESCROW. The Corporation shall have the right to hold the Shares in escrow until those shares have vested in accordance with the Vesting Schedule.

                  6. COMPLIANCE WITH LAW. Under no circumstances shall shares of Common Stock or other assets be issued or delivered to Participant pursuant to the provisions of this Agreement unless, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of applicable securities laws, all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is at the time listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

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         B.       TRANSFER RESTRICTIONS
                  ---------------------

                  1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Shares which are Unvested Shares.

                  2. RESTRICTIVE LEGEND. The stock certificate for the Shares shall be endorsed with the following restrictive legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND SUBJECT TO FORFEITURE TO THE CORPORATION IN CERTAIN CIRCUMSTANCES AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES."

                  3. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the forfeiture provisions to the same extent such shares would be so subject if retained by Participant.

         C.       FORFEITURE OF SHARES
                  --------------------

                  1. FORFEITURE OF SHARES. On the date Participant ceases for any reason to remain in Service, all of the Shares in which Participant is not, at the time of his or her termination of Service, vested in accordance with the Vesting Schedule set forth in Paragraph C.2 of this Agreement (such shares to be hereinafter referred to as the "UNVESTED SHARES") shall be forfeited, shall become the property of the Corporation and the Participant shall no longer have any right to or ownership of such Shares. The certificates representing the forfeited Unvested Shares shall be delivered to the Corporation as soon as possible after the termination of Service.

                  2. TERMINATION OF FORFEITURE. The forfeiture provided for in this Paragraph C shall terminate with respect to any and all Shares in which Participant vests in accordance with the following Vesting Schedule:

         [Add schedule]


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                  3. RECAPITALIZATION. Any new, substituted or additional
securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Shares shall be immediately subject to forfeiture pursuant to this Section C and any escrow requirements hereunder, but only to the extent the Shares are at the time covered by such forfeiture or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number, kind, type and/or class of securities subject to this Agreement in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure.

                  4. CHANGE IN CONTROL./HOSTILE TAKE-OVER. All of the Shares shall become fully vested and any Forfeiture Provision shall terminate in full, immediately prior to and contingent upon a Change in Control or Hostile Take-Over.

         D.       TAX PROVISIONS
                  --------------

                  1. TAX CONSEQUENCES. Participant has reviewed with Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Corporation or any of its agents. Participant understands that Participant (and not the Corporation) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement. Participant understands that Section 83 of the Code, taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes forfeiture provision pursuant to Paragraph C.1. with respect to the Unvested Shares. Participant understands that Participant may elect to be taxed at the time the Shares are granted rather than when and as the forfeiture provision lapses by filing an election under Section 83(b) of the Code with the IRS within thirty
(30) days from the date of grant. Participant acknowledges that it is Participant's sole responsibility, and not the Corporation's, to file a timely election under code section 83(b), even if Participant requests the Corporation or its representatives to make this filing on his or her behalf.

                  2. WITHHOLDING OBLIGATIONS. At the time the Shares subject to this Agreement are granted, or at any time thereafter as requested by the Corporation, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, including these Shares, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Corporation or any Parent or Subsidiary, if any, which arise in connection with the grant of the Shares.

                  The Corporation, in its sole discretion, and in compliance with any applicable legal conditions or restrictions, may withhold from fully vested Shares otherwise deliverable to Participant upon the vesting of the Unvested Shares a number of whole Shares having a Fair Market Value, as determined by the Corporation as of the date of vesting, not in excess of the amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid adverse financial accounting treatment). Any adverse consequences to Participant arising in connection with such share withholding procedure shall be the Participant's sole responsibility.


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                  Unless the tax withholding obligations of the Corporation or any Parent or Subsidiary are satisfied, the Corporation shall have no obligation to issue a certificate for such Shares or release such Shares from any escrow provided for herein.

         E.       GENERAL PROVISIONS
                  ------------------

                  1. ASSIGNMENT. The Corporation may assign its rights under this Agreement, including, but not limited to the forfeiture provision of Paragraph C.1., to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

                  2. EMPLOYMENT AT WILL. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

                  3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

                  4. NO WAIVER. The failure of the Corporation in any instance to enforce the forfeiture provision or any other term of this Agreement shall not constitute a waiver of any other forfeiture provision or other term that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  5. CANCELLATION OF SHARES. If the Shares subject to this Agreement are forfeited, then from and after such time, the person from whom such Shares are forfeited shall no longer have any rights as a holder of such Shares. Such shares shall be deemed forfeited in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

                  6. PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Shares pursuant to the provisions of this Agreement.


                                       4
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                  7. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan. In the event of a conflict between the Plan and this Agreement, the terms of the Plan shall govern.

                  8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to the conflict-of-laws rules thereof or of any other jurisdiction.

                  9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

                  11. REPRESENTATIONS.

                  Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Corporation to carry out the purposes or intent of this Agreement.

                  Participant acknowledges and agrees that Participant has reviewed the Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the award and fully understands all provisions of the Agreement.


                   [REMAINDER OF PAGE IS INTENTIONALLY BLANK]


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                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       ACACIA RESEARCH CORPORATION


                                       By:______________________________________

                                       Title:___________________________________

                                       Address:_________________________________

                                       _________________________________________



                                       PARTICIPANT


                                       _________________________________________
                                       Signature


                                       Address:_________________________________

                                       _________________________________________


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                             SPOUSAL ACKNOWLEDGMENT

                  The undersigned spouse of the Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation's granting the Participant the right to acquire the Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the forfeiture to the Corporation (or its assigns) any Shares in which the Participant is not vested at the time of his or her termination of Service.


                                       _________________________________________
                                                 PARTICIPANT'S SPOUSE

                                       Address:_________________________________

                                       _________________________________________


                                       7
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                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



                  FOR VALUE RECEIVED _______________________ hereby sell(s), assign(s) and transfer(s) unto Acacia Research Corporation (the "Corporation"), _____________________ (________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ______________ herewith and do(es) hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  _________________, _____.


                                    Signature __________________________________




INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to enforce the forfeiture provision without requiring additional signatures on the part of Participant.


                                       8
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                                    APPENDIX
                                    --------


                  The following definitions shall be in effect under the
Agreement:

                  A. AGREEMENT shall mean this Stock Issuance Agreement.

                  B. OWNER shall mean Participant and all subsequent holders of the Shares who derive their chain of ownership through a Permitted Transfer from Participant.

                  C. PARTICIPANT shall mean the person to whom the Shares are issued under the Stock Issuance Program.

                  D. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Shares, PROVIDED AND ONLY IF Participant obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Shares effected pursuant to Participant's will or the laws of inheritance following Participant's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Shares.

                  E. PLAN shall mean the Corporation's 2002 Acacia Technologies Stock Incentive Plan.

                  F. SHARES shall have the meaning assigned to such term in Paragraph A.1.

                  G. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

                  H. SERVICE shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, HOWEVER, that except to the extent otherwise required by law, no Service credit shall be given for purposes of the Vesting Schedule hereunder for any period the Participant is on a leave of absence.

                  I. STOCK ISSUANCE PROGRAM shall mean the Stock Issuance Program under the Plan.

                  J. VESTING SCHEDULE shall mean the vesting schedule specified in Paragraph C.2, pursuant to which the Shares are to vest in a series of installments over Participant's period of Service.

                  K. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph C.1.


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